UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 23, 2008


                          ROYAL BLUE EXPLORATION, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                   333-1389194                   Pending
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                        160 West 5th Street, Suite 208,
               North Vancouver, British Columbia, Canada V7M 1J8
             (Address of principal executive offices and Zip Code)


                                 (604) 904-2432
              (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective January 23, 2008 Gudmund Lovang resigned as our secretary, treasurer and director. Mr. Lovang has confirmed to us that his resignation was not as a result of any disagreements on any matter relating to our operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL BLUE EXPLORATION, INC.


/s/ Larry Sostad
----------------------------------------------
Larry Sostad
President, Chief Executive Officer, Secretary,
Treasurer, principal accounting officer,
principal financial officer and director


Date: January 23, 2008